Exhibit 10.1

SUPPORT AND STOCKHOLDERS AGREEMENT

This Support and Stockholders Agreement (this “Agreement”), dated as of June 23, 2017, is entered into by and among Peoples, Inc., a Kansas corporation (the “Company”), National Bank Holdings Corporation, a Delaware corporation (“Parent”), and the undersigned stockholders of the Company (each, a “Significant Stockholder” and collectively, the “Significant Stockholders,” and together with the Company and Parent, the “parties”).

WHEREAS, the Significant Stockholders are the record and beneficial owners of the number of shares of common stock, par value $1.00 per share, of the Company (the “Company Common Stock”), set forth on Exhibit A attached hereto (such shares, together with any other shares of capital stock of the Company the beneficial ownership of which is acquired by the Significant Stockholders after the date hereof (including through the exercise of stock options, warrants or similar rights, the conversion or exchange of securities or the acquisition of the power to vote or direct the voting of such shares) being collectively referred to herein as the “Shares” of the Significant Stockholders);

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Parent, Significant Stockholders and Winton A. Winter, Jr., solely in his capacity as the representative for the Company’s stockholders, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), pursuant to which the Company and Parent have, among other things, agreed to the merger of the Company with and into Parent on the terms and conditions set forth in the Merger Agreement (the “Merger”); and

WHEREAS, as an inducement and an essential condition to Parent entering into the Merger Agreement, the Company and Significant Stockholders have agreed to enter into this Agreement and this Agreement and the Merger Agreement have each been approved by the Company’s board of directors.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Support and Voting Agreement; Irrevocable Proxy.

(a) Support Agreement.  Each Significant Stockholder, severally and not jointly, hereby irrevocably and unconditionally agrees that, as promptly as reasonably practicable following the execution of the Merger Agreement (but in no event (i) later than 11:59 p.m., New York City time, on the calendar day following the date hereof or (ii) prior to the approval of the board of directors of the Company of the Merger Agreement and the execution of the Merger Agreement by the Company), such Significant Stockholder will execute and deliver to the Company a written consent, in the form attached to this Agreement as Exhibit B, adopting the Merger Agreement and approving the Merger and the other transactions contemplated by the Merger Agreement.  The support agreements contained herein are coupled, and shall be deemed coupled, with an interest and may not be modified, rescinded or revoked in any manner that would render the consummation of the Merger pursuant to the Merger Agreement illegal, impermissible or ultra vires during the term of this Agreement.  For the avoidance of doubt, any written consent delivered pursuant to this Agreement shall be subject to the limitations on effectiveness imposed by law.

(b) Voting Agreement.  Each Significant Stockholder covenants and agrees that, prior to the Expiration Date (as defined below), at any duly called meeting of the stockholders of the Company (or any adjournment, postponement or continuation thereof), and in any other circumstances other than a duly called meeting of the stockholders of the Company upon which a vote, consent or other approval (including by written consent) with respect to the Merger or the Merger Agreement is sought, such Significant Stockholder shall appear at such meeting, in person or by proxy, and shall vote, and cause to be voted, all Shares of such Significant Stockholder:  (i) in favor of (A) the approval of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) and (B) the approval of any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement (or any actions required in furtherance thereof) and (ii) against (A) any proposal made in opposition to or in competition with the Merger or the transactions contemplated by the Merger Agreement, (B) any action, proposal, transaction or agreement that would, or could reasonably be expected to, result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such Significant Stockholder under this Agreement, (C) any merger, reorganization, consolidation, share exchange, business combination, sale of assets or similar transaction with or involving the Company and any party other than Parent, including any Alternative Proposal, and (D) any other action or proposal the consummation of which would, or could reasonably be expected to, prevent, impede, interfere with, delay, postpone, discourage or frustrate the purposes of or adversely affect the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the fulfillment of the Company’s or Parent’s conditions under the Merger Agreement.  Any such vote shall be cast (or consent shall be given) by such Significant Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent).  Each Significant Stockholder shall provide Parent with at least five (5) business days’ prior written notice prior to signing any action (other than the action contemplated by Section 1(a)) proposed to be taken by written consent with respect to any Shares.  Each Significant Stockholder agrees not to enter into any agreement or commitment with any Person the effect of which would be inconsistent with or otherwise violate the provisions and agreements set forth in this Section 1.

(c) Grant of Irrevocable Proxy.  In furtherance of each Significant Stockholder’s agreement in Section 1(b), such Significant Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, as such Significant Stockholder’s agent, proxy and attorney-in-fact, with full power of substitution, for and in the name, place and stead of such Significant Stockholder, to vote all Shares of such Significant Stockholder (at any meeting of the Company’s stockholders however called and any adjournment thereof), or to execute one or more written consents in respect of such Shares, in accordance with Section 1(b).  This proxy shall (i) be valid and irrevocable until the Expiration Date and (ii) automatically terminate upon the Expiration Date.  Each Significant Stockholder represents and warrants that any and all other proxies heretofore given in respect of the Shares of such Significant Stockholder are revocable, and that such other proxies have been revoked.  Each Significant Stockholder affirms that the foregoing proxy is:  (A) given (1) in connection with the execution of the Merger Agreement and (2) to secure the performance of such Significant Stockholder’s duties under this Agreement, (B) coupled with an interest and may not be revoked except as otherwise provided in this Agreement and (C) intended to be irrevocable prior to the Expiration Date.  To the extent permitted by applicable Law, all authority herein conferred shall survive the death or incapacity of any Significant Stockholder and shall be binding upon the heirs, estate, administrators, personal representatives, successors and assigns of such Significant Stockholder.

(d) Other Voting Rights.  Notwithstanding anything to the contrary herein, each Significant Stockholder shall remain free to vote or exercise its rights to consent with respect to the Shares with respect to any matter not covered by Section 1(b) in any manner such Significant Stockholder deems appropriate; provided, that such vote or consent would not and could not reasonably be expected to prevent, impede, interfere with, delay, postpone, discourage or frustrate the purposes, or prevent or delay the consummation, of the Merger or the other transactions contemplated by the Merger Agreement or the fulfillment of the Company’s or Parent’s conditions under the Merger Agreement.

(e) Additional Shares.  In the event that any Significant Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to the Company, such voting interests shall, without further action of the parties, be subject to the provisions of this Agreement and the number of Shares shall be deemed to have been adjusted accordingly.

(f) Termination. The obligations set forth in this Section 1 shall terminate immediately upon the consummation of the Merger pursuant to the Merger Agreement, or as described in Section 6 hereof.

2. Restrictions on Transfer Prior to the Closing.    Each Significant Stockholder covenants and agrees, in his, her or its capacity as a stockholder of the Company only, that, prior to the earlier of the Expiration Date and the Closing, such Significant Stockholder shall not, and shall cause each Affiliate of such Significant Stockholder (other than the Company) not to, directly or indirectly (other than pursuant to this Agreement or in connection with the Merger), (i) give, offer, sell, exchange, transfer, assign, pledge, encumber, hedge or otherwise dispose of the record or beneficial ownership (or enter into any other transaction that has similar economic effect to the foregoing) (any such act, a “Transfer”) of, or enter into any contract, option or other legally binding arrangement for a Transfer of, or consent to any Transfer of, any or all of such Significant Stockholder’s (or such Significant Stockholder’s Affiliate’s) Shares, or any right, title or interest therein, or seek to do any of the foregoing, (ii) grant any proxies or enter into any voting trust, voting agreement, power of attorney or other agreement or legally binding arrangement with respect to any such Shares or deposit any of such Shares into a voting trust or (iii) otherwise permit any Liens to be created on any such Shares.  No Transfer of any Shares in violation of this Section 2 shall be made or recorded on the books of the Company and any such attempted Transfer shall be void and of no effect.  Each Significant Stockholder shall promptly notify Parent if such Significant Stockholder is approached or solicited, directly or indirectly, in respect of any Transfer of Shares, and shall provide Parent with all details relating thereto as reasonably requested by Parent.  For purposes of this Agreement, “Affiliate” shall have the meaning as used in Regulation 13D under the Exchange Act.  Furthermore, each Significant Stockholder covenants and agrees not to take any action that would cause any “moratorium,” “control share,” “fair price,” “takeover,” “interested shareholder” or other similar law to apply to the Shares.

3. Confidentiality.  Each Significant Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement (including the Merger) may be dependent upon confidentiality with respect to the matters referred to herein.  In this connection, prior to the public disclosure thereof by the Company or Parent pursuant to the terms of the Merger Agreement, each Significant Stockholder hereby agrees, in his, her or its capacity as a stockholder of the Company only, not to issue any press release or make any other public statement or disclose or discuss such matters with anyone not a party to this Agreement (other than such Significant Stockholder’s counsel and advisors, if any) without the prior written consent of the Company and Parent, except as required by applicable law.

4. Certain Covenants.

(a) Nonsolicitation of Alternative Proposals.  Prior to the Expiration Date, each Significant Stockholder (solely in his, her or its capacity as a stockholder of the Company) shall not, and shall use reasonable best efforts to cause his, her, or its agents, advisors and other representatives (“Significant Stockholder Representatives”) not to, (a) solicit, initiate, induce, encourage or knowingly facilitate (including by way of furnishing information) the making of any Alternative Proposal or any inquiry with respect to, or which could result in, an Alternative Proposal (an “Alternative Inquiry”), (b) other than with Parent or its representatives, enter into, continue, have or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information in connection with, any Alternative Proposal or any Alternative Inquiry, (c) approve, accept, endorse or recommend any Alternative Proposal or knowingly facilitate any effort or attempt to make or implement an Alternative Proposal or Alternative Inquiry, or (d) enter into any agreement with respect to or resolve or agree to any of the actions described in clauses (a) through (c) of this sentence.  Upon execution of this Agreement, each Significant Stockholder (solely in its capacity as a stockholder of the Company) shall, and shall use reasonable best efforts to cause its Significant Stockholder Representatives to, immediately cease and terminate any discussions or negotiations with any Person conducted heretofore with respect to any Alternative Proposal or Alternative Inquiry, and use commercially reasonable efforts to obtain the return from all such Persons or cause the destruction of all copies of confidential information previously provided to such parties by a  Significant Stockholder or its Significant Stockholder Representatives.

(b) Nondisparagement.  Each Significant Stockholder agrees that, from and after the date hereof, he, she or it shall not make any public statements that materially disparage Parent or its Affiliates.  Notwithstanding the foregoing, nothing in the foregoing sentence shall prohibit any Significant Stockholder from making truthful statements when required by order of a court or other governmental or regulatory body having jurisdiction or to enforce any legal right including, without limitation, the terms of this Agreement.

(c) Nonsolicitation of Employees, Clients and Customers.  Each Significant Stockholder agrees that, from the Closing Date through the second anniversary of the Closing Date (the “Restricted Period”), he, she or it shall not directly or indirectly, (i) solicit any individual who is on the Closing Date (or was, during the six-month period prior to such date), employed by the Company or any of its Affiliates to terminate or refrain from renewing or extending such employment or to become employed by or become a consultant to any other individual or entity other than the Company or any of its Affiliates, (ii) initiate discussions with any such employee or former employee for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity other than on behalf of the Company or any of its Affiliates, (iii) induce or attempt to induce any client, customer or investor (in each case, whether former, current, or prospective), supplier, licensee, or other business relation of the Company or any of its Affiliates to cease doing business with the Company or such Affiliate, or in any way interfere with the relationship between any such client, customer, investor, supplier, licensee, or business relation, on the one hand, and Parent or any such Affiliate, on the other hand, or (iv) solicit any client or customer of the Company or any of its Affiliates to transact business with a Competitive Enterprise (as defined below).

(d) Noncompetition.  Each Significant Stockholder agrees that, during the Restricted Period, he, she or it will not engage in Competition (as defined below).  The Significant Stockholder shall be deemed to be engaging in “Competition” if he, she or it, directly or indirectly, in any geographic market in which the Company operates as of the date hereof or the Closing Date, (i) owns, manages, operates, controls, or participates in the ownership, management, operation, or control of, (ii) is connected as an officer, employee, partner, director, consultant, or otherwise with, or (iii) has any financial interest in, any business (whether operated through a corporation or other entity) that is engaged in the commercial banking business or in any other financial services business that is competitive with any portion of the business conducted as of the date hereof or the Closing Date by the Company or any of its Affiliates, in each case, if and only to the extent such business is conducted by the Company or any of its Affiliates within any such geographic market (such business, a “Competitive Enterprise”).  Ownership for personal investment purposes only of less than 2% of the voting stock of any publicly held corporation shall not constitute a violation hereof.

5. Representations, Warranties and Covenants of Significant Stockholders.
(a) Each Significant Stockholder, severally and not jointly, represents, warrants and covenants to Parent that:

(i) Ownership of Shares.  Such Significant Stockholder beneficially owns (as such term is defined in Rule 13d-3 under the Exchange Act) and (except with respect to Shares held in street name) owns of record all of the Shares listed on Exhibit A attached hereto as owned by such Significant Stockholder as of the date hereof, free and clear of all Liens, proxies and restrictions on the right to vote or Transfer such Shares, except for any such Liens and restrictions arising hereunder and except for Transfer restrictions of general applicability under the Securities Act of 1933, as amended, and state “blue sky” laws.  Without limiting the foregoing, except to the extent set forth in this Agreement, such Significant Stockholder has the sole power, authority and legal capacity to vote and Transfer such Significant Stockholder’s Shares listed on Exhibit A attached hereto and no Person other than such Significant Stockholder has any right to direct or approve the voting or disposition of any of such Significant Stockholder’s Shares.  As of the date hereof, such Significant Stockholder does not own, beneficially or of record, any voting securities of the Company other than the number of Shares set forth on Exhibit A attached hereto.  Such Significant Stockholder does not hold any options, warrants or other rights to acquire any additional shares of Company Common Stock or any securities exercisable for or convertible into shares of Company Common Stock except as set forth on Section 3.2 of the Disclosure Schedule.

(ii) Authorization.  The execution, delivery and performance by such Significant Stockholder of this Agreement and the consummation by such Significant Stockholder of the transactions contemplated hereby are (1) if such Significant Stockholder is an entity, within the corporate or other organizational powers of such Significant Stockholder and have been duly authorized by all necessary corporate or other organizational action or (2) if such Significant Stockholder is an individual, within the capacity of such Significant Stockholder.  This Agreement constitutes a legal, valid and binding Agreement of such Significant Stockholder, enforceable against such Significant Stockholder in accordance with its terms, subject only to the effect of any applicable bankruptcy, insolvency, moratorium or similar law affecting creditors’ rights generally and to rules of law governing specific performance, injunctive relief and other equitable remedies.  If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(iii) No Conflicts.  The execution and delivery of this Agreement by such Significant Stockholder does not, and the performance of this Agreement by such Significant Stockholder will not, (1) require such Significant Stockholder to obtain any consent, approval, authorization, waiver or permit of any Governmental Entity, (2) conflict with or violate any laws, statutes, ordinances, codes, orders, rules, regulations and other legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered or applied by any Governmental Entity applicable to such Significant Stockholder or by which any property of such Significant Stockholder is bound or affected, or (3) result in any breach of or constitute a default under (or an event which, with notice or lapse of time, or otherwise, would constitute a default), or give rise to a right of termination or cancellation, an acceleration of performance required, a loss of benefits, or result in the creation of a Lien on any asset of such Significant Stockholder pursuant to, any agreement, instrument or indenture to which such Significant Stockholder is a party or by which such Significant Stockholder is bound, except in the case of clauses (2) and (3) for any such conflicts, violations, breaches, defaults or other occurrences of the type referred to above which would not reasonably be expected to prevent, delay or impair such Significant Stockholder’s ability to perform its obligations under this Agreement.

(iv) No Inconsistent Agreements. Such Significant Stockholder has not entered into any agreement or commitment with any Person that is inconsistent with this Agreement.

(v) Accredited Investor Status.  The information that such Significant Stockholder has furnished to Parent with respect to the financial position of such Significant Stockholder in the form of the questionnaire and accompanying tax form set forth in Exhibit A of the Merger Agreement, and which information is incorporated by reference into this Agreement and being delivered herewith, is correct and complete as of the date of this Agreement, and, if there should be any material change in such information before the consummation of the Merger pursuant to the Merger Agreement, such Significant Stockholder will promptly furnish a revised or corrected Exhibit A of the Merger Agreement to Parent.

(b) The respective representations and warranties of each Significant Stockholder and the representations and warranties of all of the Significant Stockholders contained in this Agreement shall survive the Effective Time and continue in full force and effect indefinitely, or until the Expiration Date as described in Section 6 hereof.

6. Termination.  If the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate immediately upon such termination of the Merger Agreement (the “Expiration Date”); provided,  however, that Sections 6 and 11 shall survive the termination of this Agreement.  No party shall be relieved of any liability or damages incurred or suffered by the other parties to the extent such liabilities or damages were the result of fraud or the material or intentional breach by a party of any of its representations, warranties, covenants or other agreements set forth herein.

7. Waiver of Appraisal and Dissenters’ Rights.  Significant Stockholder hereby (a) waives and agrees not to exercise any rights (including under Section 17-6712 of the General Corporation Code of the State of Kansas) to demand appraisal of any Shares or rights to dissent from the Merger which may arise with respect to the Merger or under the transactions contemplated by the Merger Agreement and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of, any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent or any of their respective Affiliates or directors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement or (B) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

8. Compliance with Merger Agreement.  The Significant Stockholders agree to cause the Company to comply with the Merger Agreement, including, without limitation, the limitations contained in Section 6.6 thereof, and take such other actions as may be necessary or appropriate to consummate the Merger.

9. Release of Certain Claims.  At the Closing, each Significant Stockholder shall, in its capacity as a stockholder of the Company, deliver to Parent an executed release in the form attached as Exhibit C (the “Release”).

10. Notices of Certain Events. Each Significant Stockholder shall promptly notify Parent of any development occurring after the date hereof that causes, or that could reasonably be expected to cause, any of the representations and warranties of such Significant Stockholder set forth in this Agreement to no longer be true and correct.
11. General Provisions.

(a) No Other Agreement.  Each Significant Stockholder does not make any agreement or understanding in this Agreement in such Significant Stockholder’s capacity as a director or officer of the Company or any of its subsidiaries, and nothing in this Agreement (i) will limit or affect any actions or omissions taken by any Significant Stockholder solely in his, her or its capacity as such a director or officer, as applicable, including in exercising rights under the Merger Agreement, and no such actions or omissions solely in such capacity shall be deemed a breach of this Agreement or (ii) will be construed to prohibit, limit or restrict any Significant Stockholder from exercising such Significant Stockholder’s fiduciary duties as an officer or director, as applicable, to the Company or its stockholders.

(b) Notices.  All notices, claims, demands and other communications hereunder shall be in writing, shall be delivered to each party at its respective address set forth in the Merger Agreement  and shall be deemed given (i) when received if given by person, (ii) on the date of electronic confirmation of receipt if sent by facsimile, electronic mail or other wire transmission, (iii) three (3) business days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, or (iv) one (1) business day after being deposited with a reputable overnight courier.

(c) Specific Performance.  The parties hereto agree that irreparable damage would occur and that the parties would not have an adequate remedy at law in the event that any of the provisions of this Agreement, including the irrevocable proxy, were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, the parties further agree that each party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court with jurisdiction pursuant to Section 11(f) below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond or other security in connection therewith), this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.  Each Significant Stockholder shall pay all costs and expenses of collection or enforcement of this Agreement by or on behalf of Parent, including reasonable attorneys’ fees to the extent Parent is successful in such collection or enforcement.

(d) Entire Agreement.  This Agreement (including the documents and instruments referred to herein, including the Merger Agreement and Release) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(e) Assignment; Parties in Interest.  No party to this Agreement may assign any of its rights, interests or obligations under this Agreement or delegate any of its duties under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, and any such assignment or delegation in contravention of this Section 11(e) shall be void and of no force or effect; provided that Parent may, in its sole discretion, assign or transfer all or any of its rights under this Agreement to any direct or indirect wholly owned subsidiary of Parent.  Subject to the foregoing, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including to confer third party beneficiary rights.

(f) Governing Law; Consent to Jurisdiction; Venue.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.  All suits, actions or proceedings (a “Legal Proceeding”) arising out of or relating to this Agreement shall be heard and determined in any state or federal court sitting in the State of Delaware.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery and the U. S. District Court for the District of Delaware for the purpose of any Legal Proceeding arising out of or relating to this Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such Legal Proceeding may be heard and determined exclusively in such venues.  Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any Legal Proceeding relating to the Merger, on behalf of itself or its property, by the personal delivery of copies of such process to such party.  Nothing in this Section 11(f) shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law.

(g) WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(i) Certain Definitions and Rules of Construction.  Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement.  References in this Agreement to any gender shall include references to all genders.  Unless the context otherwise requires, references in the singular include references in the plural and vice versa.  References to a party to this Agreement or to other agreements described herein mean those Persons executing such agreements.  The words “include,” “including” or “includes” shall be deemed to be followed by the phrase “without limitation” or the phrase “but not limited to” in all places where such words appear in this Agreement.  The word “or” shall be deemed to be inclusive.  This Agreement is the joint drafting product of each of the parties hereto, and each provision has been subject to negotiation and agreement and shall not be construed for or against any party as drafter thereof.  References to any agreement (including this Agreement), document or instrument mean such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof.  Each case in this Agreement where this Agreement is represented or warranted to be enforceable will be deemed to include a limitation to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles, whether applied at law or in equity.

(j) Counterparts; Facsimile or E-mail Signature.  This Agreement may be executed in two or more counterparts that together shall constitute a single agreement.  Execution of this Agreement may be made by facsimile signature or e-mail of a .pdf attachment, which, for all purposes, shall be deemed to be an original signature.

(k) Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction, unless the effects of such invalidity or unenforceability would prevent the parties from realizing the economic benefits of the Merger that they currently anticipate obtaining therefrom.  Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

(l) No Partnership, Agency or Joint Venture.  This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or other like relationship between the parties.

(m) No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Significant Stockholders, and Parent shall have no authority to direct any Significant Stockholder in the voting or disposition of any of the Shares except as otherwise provided herein.

(n) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(o) Waiver.  The parties hereto may, to the extent permitted by applicable laws, (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties by any other party contained herein or in any documents delivered by any other party pursuant hereto and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein.  No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(p) Consultation with Counsel.  Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that such party has read and understood all of the terms and provisions of this

Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

(q) Non-Recourse.  Each party to this Agreement enters into this Agreement solely on its own behalf, the obligations of each Significant Stockholder under this Agreement are several (with respect to itself) and not joint with the obligations of any other Significant Stockholder, and each such party shall be liable, severally and not jointly, solely for any breaches of this Agreement by such party, and in no event shall any party be liable for breaches of this Agreement by any other party hereto.

(r) Maintenance of Existence.  From the Closing Date until the sixth (6th) anniversary of the Closing Date, (i) each Significant Stockholder shall not (1) voluntarily file for or declare bankruptcy (including a voluntary assignment for the benefit of its creditors), winding-up, administration, insolvency, liquidation, dissolution, reorganization or any similar proceeding or (2) petition or take any action to subject its assets or any part thereof to the authority of any Governmental Entity in connection with any bankruptcy (including a voluntary assignment for the benefit of its creditors), winding-up, administration, insolvency, liquidation, dissolution, re organization or any similar proceeding and (ii) each Significant Stockholder that is not an individual natural person shall (1) maintain its trust, corporate, partnership, limited partnership, limited liability company or other similar existence (including by way of obtaining all necessary certificates, licenses, approvals, permits, registrations, qualifications or authorizations granted or issued by any Governmental Entity) in accordance with applicable Law and (2) not distribute or otherwise transfer any Parent Stock or any other assets to any of its beneficiaries or equity owners unless the distributee or transferee agrees (in a written instrument executed by Parent and such distributee or transferee) to be bound by the terms and conditions of the Merger Agreement, including Article IX thereof, as a Significant Stockholder;  provided,  however, the restrictions in this item (2) do not apply to regular distributions of income by a trust to its beneficiaries or to distributions of income or principal to a beneficiary for health, education or maintenance as permitted under the trust agreement, and (iii) each Significant Stockholder that is a trust shall maintain net assets in the trust in an amount equal to the maximum aggregate liability specified under Section 9.1(b) of the Merger Agreement for the applicable Significant Stockholder Group of which such trust is a member.

[Signature pages follow]

IN WITNESS WHEREOF, the Company, Parent and the Significant Stockholders have caused this Support and Stockholders Agreement to be duly executed and delivered as of the date first written above.

PEOPLES, INC.

By:_/s/ Winton A. Winter, Jr.______________
Name: Winton A. Winter, Jr.
Title: President

NATIONAL BANK HOLDINGS CORPORATION

By:/s/ G. Timothy Laney__________________
Name: G. Timothy Laney
Title: Chairman, President and CEO

[Signature Page to Support and Stockholders Agreement]

SIGNIFICANT STOCKHOLDERS:

WINTON WINTER, JR. TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:/s/ Adam Y. Winter
Adam Y. Winter, Trustee

By: /s/ Mary E. Winter-Stingley
Mary E. Winter-Stingley, Trustee

By: /s/ Winton A. Winter, Jr.
Winton A. Winter, Jr., Trustee

WINTON WINTER TRUST U/T/A 8/8/1981, as amended

By: /s/ Wayne Duderstadt
Wayne Duderstadt, Trustee

By: /s/ Bob Green
Bob Green, Trustee

By: /s/ Joe Sims
Joe Sims, Trustee

 /s/ Winton A. Winter, Jr.
WINTON A. WINTER, JR., Individually

[Signature Page to Support and Stockholders Agreement]

ANNE CECELIA WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By: /s/ Anne C. Winter
Anne C. Winter, Trustee

Country Club Trust Company, N.A. as co-Trustee of the Anne Cecelia Winter Trust Share of the Winter Trust of 12/3/1974 and not in its individual capacity

By: /s/ Dean A. Lanier

Dean A. Lanier, Executive Vice President

 /s/ Anne Cecelia Winter
ANNE CECELIA WINTER, Individually

MARY WINTER-STINGLEY TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By: /s/ Adam Y. Winter
Adam Y. Winter, Trustee

By: /s/ Mary E. Winter-Stingley
Mary E. Winter-Stingley, Trustee

By: /s/ Winton A. Winter, Jr.
Winton A. Winter, Jr., Trustee

 /s/ Mary Winter-Stingley
MARY WINTER-STINGLEY, Individually

[Signature Page to Support and Stockholders Agreement]

ADAM YOUNG WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By: /s/ Adam Y. Winter
Adam Y. Winter, Trustee

By: /s/ Mary E. Winter-Stingley
Mary E. Winter-Stingley, Trustee

By: /s/ Winton A. Winter, Jr.
Winton A. Winter, Jr., Trustee

 /s/ Adam Young Winter
ADAM YOUNG WINTER, Individually

NANCY M. WINTER TRUST U/T/A 8/8/1981, as amended

By: /s/ Wayne Duderstadt
Wayne Duderstadt, Trustee

By: /s/ Bob Green
Bob Green, Trustee

By: /s/ Joe Sims
Joe Sims, Trustee

  /s/ Steven Stingley
STEVEN STINGLEY, Individually

  /s/ Melissa Winter
MELISSA WINTER, Individually

[Signature Page to Support and Stockholders Agreement]

EXHIBIT A

STOCKHOLDER INFORMATION

Name and Address for Notices	Common Stock Owned
Company Common Stock
Adam Winter
Adam Winter Trust Share of the Winter Trust of 12/3/74
Anne Cecelia Winter
Anne Cecelia Winter Trust Share of the Winter Trust of 12/3/74
Mary Winter-Stingley
Mary Winter-Stingley Share of the Winter Trust of 12/3/74
Melissa Winter and Adam Winter
Nancy M. Winter Trust U/T/A 5/10/1988
Steven Stingley
Winton Winter Trust U/T/A 8/8/1981
Winton Winter, Jr. Trust Share of the Winter Trust of 12/3/74
Winton A. Winter, Jr.
TOTAL	85,924

EXHIBIT B
FORM OF WRITTEN CONSENT

June [●], 2017

In lieu of a special meeting of the stockholders of Peoples, Inc., a Kansas Corporation (the “Company”),  the undersigned stockholders (the “Significant Stockholders”), holding at least the minimum number of shares of the stock of the Corporation entitled to vote upon the resolutions set forth below, consent to the following actions, pursuant to Section 17-6518 of the General Corporation Code of the State of Kansas:

WHEREAS, the Company and National Bank Holdings Corporation, a Delaware corporation (“Parent”), have entered into an Agreement and Plan of Merger, dated as of June [●], 2017 (as the same may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), pursuant to which the Company and Parent have, among other things, agreed to the merger of the Company with and into Parent on the terms and conditions set forth in the Merger Agreement (the “Merger”); and

WHEREAS, the board of directors of the Company has recommended that the Company’s stockholders approved and adopt the Merger Agreement and the transactions contemplated thereby, including the Merger.

NOW, THEREFORE, BE IT:

RESOLVED, that the Merger Agreement is in all respects approved and adopted and that the transactions contemplated by the Merger Agreement, including the Merger, are hereby approved, including for all purposes under the General Corporation Code of the State of Kansas and the Articles of Incorporation of the Company as in effect as of the date hereof, with such amendments and modifications as the officers of the Company may agree to from time to time;

RESOLVED, that the actions of the Company necessary or appropriate to consummate the transactions provided for in the Merger Agreement, including the Merger, are in all respects consented to, approved and adopted; and

RESOLVED, that this Written Consent may be executed in one or more counterparts, and the Secretary of the Company is hereby directed to file a signed copy of this Written Consent in the minute book of the Company.

[Signature page follows]

SIGNIFICANT STOCKHOLDERS:

WINTON WINTER, JR. TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

WINTON WINTER TRUST U/T/A 8/8/1981, as amended

By:
Wayne Duderstadt, Trustee

By:
Bob Green, Trustee

By:
Joe Sims, Trustee

WINTON A. WINTER, JR., Individually

(rest of page intentionally left blank)

[Signature Page to Stockholder Consent]

ANNE CECELIA WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Anne C. Winter, Trustee

Country Club Trust Company, N.A. as co-Trustee of the Anne Cecelia Winter Trust Share of the Winter Trust of 12/3/1974 and not in its individual capacity

By:

Dean A. Lanier, Executive Vice President

ANNE CECELIA WINTER, Individually

MARY WINTER-STINGLEY TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

MARY WINTER-STINGLEY, Individually

[Signature Page to Stockholder Consent]

ADAM YOUNG WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

ADAM YOUNG WINTER, Individually

NANCY M. WINTER TRUST U/T/A 8/8/1981, as amended

By:
Wayne Duderstadt, Trustee

By:
Bob Green, Trustee

By:
Joe Sims, Trustee

STEVEN STINGLEY, Individually

MELISSA WINTER, Individually

B-2

EXHIBIT C
FORM OF STOCKHOLDER RELEASE

This Significant Stockholder Release (this “Release”) dated as of [●], 2017 is entered into by and among Peoples, Inc., a Kansas corporation (the “Company”), National Bank Holdings Corporation, a Delaware corporation (“Parent”), and the undersigned stockholders of the Company (each, a “Significant Stockholder” and collectively, the “Significant Stockholders,” and together with the Company and Parent, the “Parties”).

WHEREAS, the Significant Stockholders are the record and beneficial owners of the number of shares of common stock, par value $1.00 per share, of the Company (the “Company Common Stock”), set forth on Exhibit A to the Support and Stockholders Agreement by and among Company, Parent and each Significant Stockholder, dated as of June [●], 2017 (as the same may be amended, supplemented or otherwise modified in accordance with its terms, the “Support Agreement”) executed by each Significant Stockholder (such shares, together with any other shares of capital stock of the Company the beneficial ownership of which is acquired by the Significant Stockholders after the date of the Support Agreement (including through the exercise of stock options, warrants or similar rights, the conversion or exchange of securities or the acquisition of the power to vote or direct the voting of such shares) being collectively referred to herein as the “Shares” of the Significant Stockholders);

WHEREAS, Company, Parent and the Significant Stockholders have entered into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), pursuant to which the Company and Parent have, among other things, agreed to the merger of the Company with and into Parent on the terms and conditions set forth in the Merger Agreement (the “Merger”); and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, the Significant Stockholders, on the one hand, and the Company and Parent, on the other hand, desire to enter into this Release pursuant to which the Significant Stockholders will release the Released Parties (defined below) from matters arising out of or relating to the Company or any of its Subsidiaries prior to the Closing.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Waiver and Release of Claims.

(a) The Significant Stockholders completely, fully, finally and forever release, relinquish, waive and discharge, each on their own behalf and on behalf of all of their respective current, future and former officers, directors, stockholders, partners, members, managers, employees, heirs, dependents, executors, administrators, agents, Affiliates, representatives, successors and assigns, from all suits, charges, debts, dues, losses, bills, covenants, contracts, understandings, promises, agreements, variances, trespasses, costs, expenses, claims, liabilities, demands, obligations, penalties, deficiencies, taxes, fines and causes of action of any kind or nature whatsoever, whether asserted or unasserted, accrued or unaccrued, anticipated or unanticipated, fixed or contingent, liquidated or unliquidated, conditional or unconditional, known or unknown, whether arising under federal or state law, under statutory or common law, in contract or in tort, or at law or in equity (collectively, the “Liabilities”), other than those arising under or pursuant to (i) the Merger Agreement and any agreement or instrument delivered in connection with the transactions contemplated thereby (including, without limitation, the Support Agreement, the written consent executed by the Significant Stockholders approving the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”)); or (ii) provisions of the bylaws or certificate of incorporation of the Company, in each case as in effect immediately prior to Closing, relating to indemnification or advancement rights, known or unknown, filed or contingent, liquidated or unliquidated, whether at law or in equity, direct or indirect, matured or not matured, suspected or unsuspected, which any of the Significant Stockholders ever had, now have, or hereinafter can or may have, against Parent, the Company or any of their respective stockholders, directors, officers, partners, members, managers, employees, heirs, dependents, executors, administrators,  agents, Affiliates, representatives, successors and assigns (but in each case excluding persons who are direct or indirect owners of the Company as of immediately prior to the Effective Time) (collectively, the “Released Parties”), based on acts or events that took place prior to the Closing arising out of or relating to the Company or any of its Subsidiaries, irrespective of whether a Liability is asserted prior to, on or following the Closing of the transactions contemplated by the Merger Agreement; provided,  however, that with respect to the Company’s employees, the foregoing shall not release such employees’ rights pursuant to any of the Company Benefit Plans or other rights to reimbursement to which such employee may otherwise be entitled.  Each of the Significant Stockholders agree that it has executed this Release on its own behalf, and also on behalf of its current, future and former trustees, heirs, dependents, executors, administrators, agents, Affiliates, representatives, successors and assigns.

(a) The Significant Stockholders specifically acknowledge and hereby agree that the provisions of this Release extend to all of the aforementioned Liabilities, whether presently matured or not matured, known or unknown, filed or contingent, whether at law or in equity, direct or indirect, suspected or unsuspected by the Significant Stockholders or any Released Party, and further agree that this constitutes an essential, material term of this Release.

1. Cooperation in Defending Legal Actions.  The Significant Stockholders agree that, in the future, they will not prepare, commence or prosecute, and will not voluntarily assist any individual or entity in preparing, commencing or prosecuting, any action or proceeding against any Released Party, including, but not limited to, any administrative agency claims, charges or complaints and/or lawsuits against the others or their stockholders, directors, officers, partners, members, managers, employees, heirs, dependents, executors, administrators, agents, Affiliates, representatives, successors and assigns, or voluntarily participate or cooperate in any such action or proceeding, to the extent any such action or proceeding is based upon Liabilities within the release set forth in Section 1 hereof.  This Release shall not preclude the directors, officers, employees, members, managers, partners, Affiliates, representatives or agents of any Significant Stockholder from testifying in such an action or proceeding if any of them are requested to do so by the other parties or are compelled to do so pursuant to a subpoena or other court order.  However, each Significant Stockholder expressly agrees that he, she or it will provide written notice to the attention of the other parties if any of them should receive, by service or otherwise, a notice, subpoena or other court order or any other written request seeking or requiring any of them to testify or otherwise participate in or assist in any such action or proceeding against Parent, Company or any of their Affiliates, such notice to be so provided as soon as reasonably practicable.

2. Representations, Warranties and Covenants.  Each of the Company, the Parent and the Significant Stockholders represents and warrants that such party has duly considered, approved and authorized this Release, and has taken all necessary actions for this Release to be valid and binding.

3. General Provisions.

(a) Notices.  All notices, claims, demands and other communications hereunder shall be in writing, shall be delivered to each party at its respective address set forth in the Merger Agreement and shall be deemed given (i) when received if given by person, (ii) on the date of electronic confirmation of receipt if sent by facsimile, electronic mail or other wire transmission, (iii) three (3) business days after being deposited in the U.S. mail, certified or registered mail, postage prepaid, or (iv) one (1) business day after being deposited with a reputable overnight courier.

(b) Specific Performance.  The parties hereto agree that irreparable damage would occur and that the parties would not have an adequate remedy at law in the event that any of the provisions of this Release, including the Release, were not performed in accordance with their specific terms or were otherwise breached.  Accordingly, the parties further agree that each party shall be entitled to an injunction or restraining order to prevent breaches of this Release and to enforce specifically the terms and provisions hereof in any court with jurisdiction pursuant to Section 4(e) below, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond or other security in connection therewith), this being in addition to any other right or remedy to which such party may be entitled under this Release, at law or in equity.  The applicable Significant Stockholder shall pay all costs and expenses of collection or enforcement of this Release by or on behalf of Parent, including reasonable attorneys’ fees to the extent Parent is successful in such collection or enforcement.

(c) Entire Agreement.  This Release (including the documents and instruments referred to herein, including the Merger Agreement and the Support Agreement) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(d) Assignment; Parties in Interest.  No party to this Release may assign any of its rights, interests or obligations under this Release or delegate any of its duties under this Release (whether by operation of law or otherwise) without the prior written consent of the other parties hereto, and any such assignment or delegation in contravention of this Section 4(d) shall be void and of no force or effect; provided that Parent may, in its sole discretion, assign or transfer all or any of its rights under this Release to any direct or indirect wholly owned subsidiary of Parent.  Subject to the foregoing, this Release shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Release, express or implied, is intended to or shall confer upon any Person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Release, including to confer third-party beneficiary rights.

(e) Governing Law; Consent to Jurisdiction; Venue.  This Release shall be governed and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.  All suits, actions or proceedings (a “Legal Proceeding”) arising out of or relating to this Release shall be heard and determined in any state or federal court sitting in the State of Delaware.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery and the U. S. District Court for the District of Delaware for the purpose of any Legal Proceeding arising out of or relating to this Release, and each of the parties hereto irrevocably agrees that all claims in respect to such Legal Proceeding may be heard and determined exclusively in such venues.  Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any Legal Proceeding relating to the Merger, on behalf of itself or its property, by the personal delivery of copies of such process to such party.  Nothing in this Section 4(e) shall affect the right of any party hereto to serve legal process in any other manner permitted by applicable Law.

(f) WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS RELEASE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g) Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Release.

(h) Certain Definitions and Rules of Construction.  Capitalized terms used and not otherwise defined in this Release shall have the meanings ascribed to such terms in the Merger Agreement.  References in this Release to any gender shall include references to all genders.  Unless the context otherwise requires, references in the singular include references in the plural and vice versa.  References to a party to this Release or to other agreements described herein mean those Persons executing such agreements.  The words “include,” “including” or “includes” shall be deemed to be followed by the phrase “without limitation” or the phrase “but not limited to” in all places where such words appear in this Release.  The word “or” shall be deemed to be inclusive.  This Release is the joint drafting product of each of the parties hereto, and each provision has been subject to negotiation and agreement and shall not be construed for or against any party as drafter thereof.  References to any agreement (including this Release), document or instrument mean such agreement, document or instrument as amended or modified (including any waiver or consent) and in effect from time to time in accordance with the terms thereof.   Each case in this Release where this Release is represented or warranted to be enforceable will be deemed to include a limitation to the extent that enforceability may be subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors’ rights generally and to general equitable principles, whether applied at law or in equity.

(i) Counterparts; Facsimile or E-mail Signature.  This Release may be executed in two or more counterparts that together shall constitute a single agreement.  Execution of this Release may be made by facsimile signature or e-mail of a .pdf attachment, which, for all purposes, shall be deemed to be an original signature.

(j) Severability.  Any term or provision of this Release that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Release in any other jurisdiction, unless the effects of such invalidity or unenforceability would prevent the parties from realizing the economic benefits of the Merger that they currently anticipate obtaining therefrom.  Upon such determination that any term or other provision is invalid or unenforceable, the parties hereto shall negotiate in good faith to modify this Release so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated by this Release are fulfilled to the extent possible.

(k) Amendment. This Release may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(l) Waiver.  The parties hereto may, to the extent permitted by applicable laws, (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties by any other party contained herein or in any documents delivered by any other party pursuant hereto and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein.  No failure or delay by any party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

(m) Consultation with Counsel.  Each party acknowledges and represents that, in executing this Release, it has had the opportunity to seek advice as to its legal rights from legal counsel and that such party has read and understood all of the terms and provisions of this Release.  This Release shall not be construed against any party by reason of the drafting or preparation thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the Company, Parent and each Significant Stockholder have caused this Release to be duly executed and delivered as of the date first written above.

PEOPLES, INC.

By:____________________________
Name: Winton A. Winter, Jr.
Title: President

NATIONAL BANK HOLDINGS CORPORATION

By:______________________________
Name: G. Timothy Laney
Title: Chairman, President and CEO

[Signature Page to Stockholder Release]

SIGNIFICANT STOCKHOLDERS:

WINTON WINTER, JR. TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

WINTON WINTER TRUST U/T/A 8/8/1981, as amended

By:
Wayne Duderstadt, Trustee

By:
Bob Green, Trustee

By:
Joe Sims, Trustee

WINTON A. WINTER, JR., Individually

[Signature Page to Stockholder Release]

ANNE CECELIA WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Anne C. Winter, Trustee

Country Club Trust Company, N.A. as co-Trustee of the Anne Cecelia Winter Trust Share of the Winter Trust of 12/3/1974 and not in its individual capacity

By:

Dean A. Lanier, Executive Vice President

ANNE CECELIA WINTER, Individually

MARY WINTER-STINGLEY TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

MARY WINTER-STINGLEY, Individually

[Signature Page to Stockholder Release]

ADAM YOUNG WINTER TRUST SHARE OF THE WINTER TRUST OF 12/3/1974

By:
Adam Y. Winter, Trustee

By:
Mary E. Winter-Stingley, Trustee

By:
Winton A. Winter, Jr., Trustee

ADAM YOUNG WINTER, Individually

NANCY M. WINTER TRUST U/T/A 8/8/1981, as amended

By:
Wayne Duderstadt, Trustee

By:
Bob Green, Trustee

By:
Joe Sims, Trustee

STEVEN STINGLEY, Individually

MELISSA WINTER, Individually

[Signature Page to Stockholder Release]